EXHIBIT 10.1

AMENDMENT NO. 2 TO COMMERCIAL LICENSE AGREEMENT

THIS AMENDMENT NO. 2 (“Amendment No. 2”), effective as of October 4, 2005 (the “Amendment Effective Date”), is made by and between Xenogen Corporation, having its principal place of business at 860 Atlantic Avenue, Alameda, California 94501 (“Xenogen”) and Novartis Institutes for BioMedical Research, Inc., having its principal place of business at 250 Massachusetts Avenue, Cambridge, Massachusetts 02139 (“NIBRI”).

WITNESSETH

WHEREAS, Xenogen and IRM, LLC, a Delaware corporation, are parties to a Commercial License Agreement, effective as of July 12, 2000, as amended and extended by the Amendment to commercial License Agreement, made by and between the parties as of July 12, 2003 (“Amendment No.1”) and further extended by a letter agreement between the parties on August 3, 2005 (the “Extension Letter”) (such Commercial License Agreement, together with Amendment No.1 and the Extension Letter, the “License Agreement”);

WHEREAS, NIBRI is an “Affiliate” of IRM and a “Permitted User” under the License Agreement, as the terms “Affiliate” and Permitted User” are defined in the License Agreement;

WHEREAS, the License Agreement shall expire on October 12, 2005 and the parties wish to extend the its Term through July 12, 2006; and

WHEREAS, the parties wish to amend certain other terms and provisions of the License Agreement;

NOW, THEREFORE, the parties agree as follows:

1.	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement.

2.	The Term of the License Agreement is hereby extended through July 12, 2006.

3.	NIBRI or an Affiliate will pay to Xenogen a fee of [***] for the period beginning on July 13, 2005 and ending on July 12, 2006 (the “Second Extension Term”). Such fee will be paid within sixty (60) days after receipt by NIBRI of the related invoice in the form attached as Annex 1 hereof (“Invoice”), which Invoice shall be delivered on or after the Amendment Effective Date. The payment of such fee by NIBRI or an Affiliate shall be in lieu of the payment of any other fees for the Second Extension Term by IRM, Permitted Users or any assignee pursuant to the License Agreement or Amendment No.1.

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4.	Prior to the end of the Second Extension Term, unless earlier terminated, IRM, Permitted Users or an assignee under Section 11.2 of the License Agreement (the “Extending Party”) may extend the Second Extension Term for an additional one (1) year period (the “Third Extension Term”) by notifying Xenogen in writing that it is exercising its right to extend. The Extending Party shall then pay to Xenogen a fee of [***] for the Third Extension Term. Such fee will be paid within sixty (60) days after receipt by the Extending Party of the related Invoice which Invoice shall be delivered on or after the date on which the Extending party delivers the written notice discussed in the first sentence of this Section 4. The payment of such fee by the Extending Party shall be in lieu of the payment of any other fees for the Third Extension Term by IRM, Permitted Users or any assignee pursuant to the License Agreement or Amendment No.1.

5.	Xenogen will make available its IVIS Imaging Systems for purchase by IRM or Permitted Users at the prices set forth in Annex 2 or [***] which ever is lower during the Second Extension Term and for the Third Extension Term, as the case may be. For purpose of this Amendment No. 2, [***]. As applicable and at the discretion of IRM or Permitted Users, Xenogen shall provide notice and refund or credit the difference between the price paid and [***]

6.	Except as amended hereby, the License Agreement shall remain in full force and effect, according to its terms.

7.	This Amendment No. 2, the License Agreement, Amendment No. 1 and the Extension Letter shall constitute the entire agreement between the parties and shall supersede all other agreements, whether written or oral, relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 effective as of the Amendment Effective Date, by signatures of their duly authorized officers set forth below.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.

By:	/s/ MARK C. FISHMAN
Name:	Mark C. Fishman
Title:	President & CEO

XENOGEN CORPORATION

By:	/s/ DAVID R. BOYKO, ESQ.
Name:	DAVID R. BOYKO, ESQ.
Title:	VICE PRESIDENT, LICENSING & LEGAL SERVICES

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ANNEX 1

Sample Invoice to Novartis

[Xenogen Letterhead]

[Date]

Novartis Institutes for BioMedical Research, Inc.

250 Massachusetts Avenue

Cambridge, MA 02139

USA

Attn: C. Klee

Chief Financial Officer

Dear Mr. Klee

Re: Amendment No. 2 to Commercial License Agreement

This is an invoice requesting payment in connection with the above-captioned amendment between Xenogen Corporation and Novartis Institutes for BioMedical Research, Inc.

Project Contact Persons in Novartis: Lauren Silverman and Peter Lassota

SPECIFICATION: [describe in reasonable detail the services and dates, or the event, for which payment is due (e.g 1.Q.2000, 2nd funding year)]

Amount and Currency:	[ ]

Amount of VAT (if applicable):	[ ]

Total Amount (including VAT):	[ ]

VAT number (if applicable)	[ ]

Bank Address and Account No:	[insert the name and address of the bank to which the payment should be sent and the account number to which it should be credited]

Sincerely yours,

[INSTITUTION]

ANNEX 2

[***] Price

IVIS 50 [***]

IVIS 100 [***]

IVIS200 [***]

IVIS 3D [***]

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